UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     June 26, 2003



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                           1-9532                  13-1964841
(State or other jurisdiction    (Commission       (IRS Employer Identification
 of Incorporation)              File Number)                 Number)




150 Marcus Boulevard, Hauppauge, New York                       11788
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (631) 231-7750



                                      NONE
          (Former name or former address, if changed since last report)






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ITEM 5.      OTHER EVENTS

     Ninth  Amendment  to the Fourth  Amended  and  Restated  Credit  Agreement:
Effective June 26, 2003, the Company and its Lenders executed a Ninth Amendment to the Company's Fourth Amended and Restated Credit Agreement (the "Amendment").

     The Amendment, among other things, (i) reduces the aggregate Commitments of the Lenders from $175,000,000 to $150,000,000; and, (ii) amends certain provisions to allow the Company to consummate the acquisition transaction contemplated by the Stock and Asset Purchase Agreement dated as of May 23, 2003 among Recoton Audio Corporation, Recoton Home Audio, Inc., Recoton Mobile Electronics, Inc. Recoton International Holdings, Inc., Recoton Corporation, recoton Canada Ltd. and Jax Assets Corp.


ITEM 7.           EXHIBITS

Exhibit 99.1   Ninth Amendment dated as of June 26, 2003 to the Audiovox
                Corporation Fourth Amended and Restated Credit Agreement










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AUDIOVOX CORPORATION




Dated:  July 1, 2003                     By:s/ Charles M. Stoehr
                                             -------------------------------
                                             Charles M. Stoehr
                                             Senior Vice President
                                              and Chief Financial Officer





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